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                                                                    EXHIBIT 10.1

                          GK INTELLIGENT SYSTEMS, INC.

                               WARRANT AGREEMENT


                                                            April 7, 1999

Mr. Ady Wiernik
Capella Computers, Ltd.


Dear Mr. Wiernik:

     GK Intelligent Systems, Inc., a Delaware corporation (the "Company"), for value received, hereby agrees to issue a stock purchase warrant entitling the person whose name appears on the signature page of this Agreement to purchase 60,250 shares of the Company's common stock (the "Common Stock"). Such warrants are evidenced by warrant certificates in the form attached hereto as Exhibit A (each such instrument being hereinafter referred to as a "Warrant," and each Warrant and all instruments hereafter issued in replacement, substitution, combination, or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number of shares of Common Stock purchasable upon exercise of the Warrants is subject to adjustment as provided in Section 5 below. The Warrants will be exercisable by you as to all or any lesser number of shares of Common Stock covered thereby, at an initial Purchase Price of $0.01 per share, subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below. The term "Warrant holder" refers to the person whose name appears on the signature page of this agreement. Such term, when used in this Warrant Agreement in reference to or in the context of a person who holds or owns shares of Common Stock issued upon exercise of a Warrant, refers where appropriate to such person who holds or owns such shares of Common Stock.

1.   Representations and Warranties.

     The Company represents and warrants to you as follows:

     (a) Corporate and Other Action. The Company has all requisite power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver, and perform this Warrant Agreement, to execute, issue, sell, and deliver the Warrants and a certificate or certificates evidencing the Warrants, to authorize and reserve for issue and, upon payment from time to time of the Purchase Price, to issue, sell, and deliver, the shares of the Common Stock issuable upon exercise of the Warrants (the "Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrants. The Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of

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all liens, claims, encumbrances, and preemptive rights.  This Warrant
Agreement and, when issued, each Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid, and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent, or other order of any governmental entity, regulatory authority, or other third party is required for such authorization, execution, delivery, performance, issue, or sale.

     (b) No Violation. The execution and delivery of this Warrant Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule, or regulation to which the Company is a party or by which it is or may be bound.

2.   Transfer.

     (a) Transferability of Warrants. You agree that the Warrants are being acquired as an investment and not with a view to distribution thereof and that the Warrants may not be transferred, sold, assigned, or hypothecated except as provided herein and in compliance with all applicable securities and other laws.

     (b) Registration of Shares. You agree not to make any sale or other disposition of the Shares except pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the "Act"), setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless you have provided the Company with an opinion of counsel reasonably acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in Section 2, shall bear an appropriate legend and be subject to a "stop-transfer" order.

3.   Exercise of Warrants, Partial Exercise.

     (a) Exercise Period. This Warrant is exercisable from the date hereof and expires April 7, 2004.

     (b) Exercise in Full. Subject to Section 3(a), Warrants may be exercised in full by the Warrant holder by surrender of the Warrants, with the form of subscription at the end thereof duly executed by such Warrant holder, to the Company at its principal office at 5555 San Felipe, Suite 625, Houston, Texas 77056, Attention: President, accompanied by payment, in cash or by certified or bank cashier's check payable to the order of the Company, in the amount obtained by multiplying the number of shares of the Common Stock represented by the respective Warrant or Warrants by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).

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     (c) Partial Exercise.  Subject to Section 3(a), each Warrant may be exercised in part by the Warrant holder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by such Warrant holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment, in cash or by certified or bank cashier's check payable to the order of the Company, in amount obtained by multiplying the number of shares of the Common Stock designated by the Warrant holder in the form of subscription attached to the Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company will forthwith issue and deliver to or upon the order of the Warrant holder a new Warrant of like tenor, in the name of the Warrant holder thereof or as the Warrant holder (upon payment by such Warrant holder of any applicable transfer taxes) may request, subject to Section 2(a), calling in the aggregate for the purchase of the number of shares of the Common Stock equal to the number of such shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such shares designated by the Warrant holder in the aforementioned form of subscription.

4.   Delivery of Stock Certificates on Exercise.

     Any exercise of the Warrants pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrants together with the subscription form and the payment for the aggregate Purchase Price shall have been received by the Company. At such time, the person in whose name any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part the Company will cause to be issued in the name of, and delivered to the purchasing Warrant holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such Warrant holder shall be entitled upon such exercise, but in no case shall such issuance be later than 24 hours after exercise. The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

5.   Adjustment of Purchase Price and Number of Shares Purchasable.

     The Purchase Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

     (a) In case the Company shall at any time after the date of this Agreement
(i) subdivide the outstanding Common Stock, (ii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iii) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the

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Company is the continuing corporation), then in each case the Purchase Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) No adjustment in the Purchase Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

     (c) In case of any capital reorganization of the Company, or of any reclassification of the Common Stock (other than a reclassification of the Common Stock referred to in subsection (a) of this Section 5), or in the case of the consolidation of the Company with or the merger of the Company into any other corporation or of the sale, transfer, or lease of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Warrant shall after such capital reorganization, reclassification of the Common Stock, consolidation, merger, sale, transfer, or lease be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares, consolidation, merger, sale, transfer, or lease) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of the Common Stock, consolidation, merger, sale, transfer, or lease; and in any such case, if necessary, the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the holder of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities, assets, or cash thereafter deliverable upon the exercise of the Warrants. The subdivision or combination of the Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this paragraph.


6.   Further Covenants of the Company.

     (a) Dilution or Impairments. The Company will not, by amendment of its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants or of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company:

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          (i) shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants; and

          (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Warrants from time to time outstanding.

     (b) Title to Stock. All shares of Common Stock delivered upon the exercise of the Warrants shall be validly issued, fully paid, and nonassessable; each Warrant holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities, and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

     (c) Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (d) Fractional Shares. No fractional Shares are to be issued upon the exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to such fraction multiplied by the closing price which shall be the last reported sales price regular way or, in case no such reported sales takes place on such day, the average of the closing bid and asked prices regular way, on the principal national securities exchange in the United States on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the average of the highest reported bid and lowest reported asked price as furnished by the National Association of Securities Dealers, Inc. through its automated quotation system ("Nasdaq") or a similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not listed or admitted to trading on Nasdaq, in an amount as determined by the Board of Directors.

7.   No Rights of Stockholders.

     No Warrant holder, as such, shall be entitled to vote or to receive dividends or shall otherwise be deemed to be the holder of shares of Common Stock for any purpose, nor shall anything contained herein or in any Warrant be construed to confer upon any Warrant holder, as such, any of the rights of a stockholder of the Company or any right to vote or give or withhold consent to any action of the Company (whether upon any reorganization, issuance of securities, reclassification or conversion of Common Stock, consolidation, merger, sale, lease, conveyance, or otherwise), receive notice of meetings or other action affecting stockholders or receive dividends or subscription rights, until such Warrant shall have been surrendered for exercise accompanied by full and proper payment of the

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Purchase Price as provided in this Warrant Agreement and shares of Common Stock thereunder shall become issuable and until such person shall have been deemed to have become the holder of record of such shares.

8.   Miscellaneous.

     All notices, certificates and other communications from or at the request of the Company to any Warrant holder shall be mailed by first class, registered, or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge, or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as exhibits, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

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     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this the 7/th/ day of April, 1999, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.



                              GK INTELLIGENT SYSTEMS, INC.


                              By________________________________________
                                 GARY F. KIMMONS,
                                 President


The above Warrant Agreement is confirmed
as of this 7/th/   day of April, 1999.

___________________
Ady Wiernik

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                                                                       EXHIBIT A
                                    WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THESE WARRANTS MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANTS NOR THE UNDERLYING STOCK MAY BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE SECURITIES AND OTHER LAWS.

                                                       To Purchase 60,250 Shares
                                                                 of Common Stock

                          GK INTELLIGENT SYSTEMS, INC.
                    Incorporated Under the Laws of Delaware

     This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares set forth above of the common stock (the "Common Stock"), of GK INTELLIGENT SYSTEMS, INC. (the "Corporation") from the Corporation at the purchase price per share of $0.01, on delivery of this Warrant to the Corporation with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Corporation) for each share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of April 7, 1999, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant.

Registered Owner: Ady Wiernik                Date: April 7, 1999

Purchase Price
  Per Share:      $0.01

Expiration Date:  Subject to Section 3(a) of the Warrant Agreement April 7, 2004

     WITNESS the signature of the Corporation's authorized officer:

                              GK INTELLIGENT SYSTEMS, INC.



                              By________________________________________
                                  GARY F. KIMMONS,
                                  President

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                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)


To GK INTELLIGENT SYSTEMS, INC.:

     The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ * shares of Common Stock of GK INTELLIGENT SYSTEMS, INC. and herewith makes payment of $_______________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:______________


                              ____________________________________________
                              (Signature must conform in all respects to
                               name of holder as specified on the face of the enclosed Warrant)


                              ____________________________________________
                              (Address)



___________________________
(*) Insert here the number of shares called for on the face of the Warrant or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.

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